WELDON INCOME & EQUITY FUND

Supplement dated February 1, 2006

to the Prospectus dated July 22, 2005

The Board of Directors has determined to redeem all outstanding shares of Weldon Income & Equity Fund (the “Fund”) and to cease operations of the Fund due to the advisor’s decision that it is no longer economically viable to continue operating the Fund as a result of increasing regulatory and operating costs. The Fund is no longer accepting purchase orders for its shares.

The Fund will close effective February 28, 2006. Shareholders may redeem Fund shares at any time prior to this date without the imposition of any redemption fee. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” of the Fund’s Prospectus. Any shareholders that have not redeemed their shares of the Fund prior to February 28, 2006 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.

The Fund is no longer pursuing its investment objective. All holdings in the Fund’s portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (tax-sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within 60 days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

* * * * * *

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated July 22, 2005, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (800) 506-9245.